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                                                                 EXHIBIT 10.33.1


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (the "Agreement") is made as of August 4, 1999, by and between WEBSIDESTORY, INC., a California corporation ("Grantor"), and IMPERIAL BANK, a California chartered bank ("Secured Party").


                                    RECITALS

     A. Secured Party has agreed to lend to Grantor certain funds (the "Loan"), and Grantor desires to borrow such funds from Secured Party pursuant to the terms of a Credit Agreement, dated as of August 4, 1999 (the "Credit Agreement;" all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement).

     B. In order to induce Secured Party to enter into the Credit Agreement, Grantor has agreed to grant a security interest in certain intangible property to Secured Party for purposes of securing the obligations of Grantor to Secured Party.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Secured Party, Grantor hereby grants a security interest and mortgage to Secured Party, as security, in and to Grantor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

          (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

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          (i)  All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

     3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

          (a) Grantor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business;

          (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment;

          (c) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this Agreement;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

          (e) Grantor shall deliver to Secured Party within (30) days of the last day of each fiscal quarter, a report signed by Grantor, in form reasonably acceptable to Secured Party, listing any applications or registrations that Grantor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Grantor shall promptly advise Secured Party of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

          (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest the abandonment is appropriate;

          (g) Grantor shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C hereto within thirty (30) days of the date of this Agreement, Grantor shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C). Grantor shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral;

          (h) Grantor has not granted a security interest in the Collateral in favor of any other Person;

          (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States


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governmental authority or United States regulatory body is required for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor in the United States;

          (j) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects;

          (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

          (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

     4. Secured Party's Rights. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5.   Further Assurances: Attorney in Fact.

          (a) On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

          (b) Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining
Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code.

     6. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Agreement:

          (a)  An Event of Default occurs under the Credit Agreement; or

          (b) Grantor breaches any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within five (5) days of the occurrence of such breach.

     7. Remedies. Upon the occurrence and continuance of an Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including

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without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

     8. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, under this Agreement (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

     9. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     10. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

     11. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto.

     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

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     13.  California Law and Jurisdiction; Jury Waiver. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Secured Party consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California.
GRANTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE CREDIT AGREEMENT, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW
OR STATUTORY CLAIMS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       GRANTOR:

Address of Grantor:                    WEBSIDESTORY, INC.

6450 Lusk Blvd., Suite E205            By: /s/ Michael D. Reynolds
San Diego, CA 92121                        ------------------------------

                                       Its: VP FINANCE & CFO
                                           ------------------------------

Attn: Legal Dept.                      By: [SIGNATURE ILLEGIBLE]
      ----------------------               ------------------------------

                                       Its: C.O.O. AND GENERAL COUNSEL
                                           ------------------------------

                                       SECURED PARTY

Address of Secured Party:              IMPERIAL BANK

226 Airport Parkway                    By: [SIGNATURE ILLEGIBLE]
San Jose, CA 95110-1024                    ------------------------------

                                       Its: S.V.P.
                                           ------------------------------

Attn: Corporate Banking Center

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


ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA  |
                     | ss.
County of SAN DIEGO  |

On        18 August 1999        before me,              ROBERT E. ANDERSON, Notary Public
   ----------------------------            ----------------------------------------------------------,
                (DATE)                                          (NOTARY)

personally appeared                   Michael D. Reynolds and Michael Christian
                    ----------------------------------------------------------------------------------

[ ] personally known to me     -OR-      [X]  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the
                                              within instrument and acknowledged to me that they
                                              executed the same in their authorized capacity(ies),
                                              and that by their signature(s) on the instrument the
                                              person(s), or the entity upon behalf of which the
                                              person(s) acted, executed the instrument.

             ROBERT E. ANDERSON
[SEAL]         COMM. #1112238                 WITNESS my hand and official seal.
        NOTARY PUBLIC - CALIFORNIA
              SAN DIEGO COUNTY                /s/ Robert E. Anderson
     My Comm. Expires December 14, 2000       --------------------------------------------------------
                                                                  NOTARY'S SIGNATURE




---------------------------------------OPTIONAL INFORMATION-------------------------------------------
The information below is not required by law. However, it could prevent fraudulent attachment of this acknowledgment to an unauthorized document.

CAPACITY CLAIMED BY SIGNER (PRINCIPAL)                 DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[X] CORPORATE OFFICER                                  INTELLECTUAL PROP SECURITY AGREE

    ----------------------------------------------     ------------------------------------------------
                      TITLE(S)                                     TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)                                                               7
[ ] ATTORNEY-IN-FACT                                   ------------------------------------------------
[ ] TRUSTEE(S)                                                        NUMBER OF PAGES
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
          ----------------------------------------

    ----------------------------------------------

    ----------------------------------------------     -------------------------------------------------
                                                                      DATE OF DOCUMENT

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

--------------------------------------------------

--------------------------------------------------     ---------------------------------------------------
                                                                           OTHER

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                                   EXHIBIT B

                                    Patents

                                                                 Registration/Application
       Description                 Registration/Serial Number            Date
       -----------                 --------------------------    ------------------------
Internet Website Traffic Flow          09/326,475                      06/04/99
Analysis

                                   EXHIBIT C

                                   Trademarks

                      Registration/Application          Registration/Application
Description                     Number                             Date
-----------           ------------------------          ------------------------
Web Side Story               2,174,768                         07/21/98
Hitbox                       2,174,844                         07/21/98
Traffic                      App. No. 75/444698                Applied March 5, 1998
XY2K                         Not Available                     Applied July 14, 1999
Yep                          App. No. 75/653048                Applied March 3, 1999


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